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                                EXHIBIT 10.47

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                       GUARANTY OF SCHLOTZSKY'S, INC.


            THIS GUARANTY AGREEMENT ("Guaranty") is entered into by and between SCHLOTZSKY'S, INC., a Texas corporation (referred to herein as "Guarantor"), a corporation (referred to herein as "Landlord"), and _______________, a _________________ (referred to herein as "Tenant").

                            W I T N E S S E T H:

     A. Landlord has entered into, or will enter into, a certain lease agreement (the "Lease") with Tenant for those certain leased premises located in _____________, __________ County, __________, reference to which Lease is hereby made for all purposes.

     B. In order to induce Landlord to execute and enter into the above-described Lease, Guarantor desires to execute and deliver this Guaranty to Landlord.

     C. In order to induce Guarantor to execute and enter into this Guaranty Agreement, Tenant desires to execute this Guaranty and agrees to perform all obligations of Tenant set forth herein.

     NOW, THEREFORE, for and in consideration of the premises, and of other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the parties hereto, Guarantor, Landlord and Tenant do hereby agree as follows:

     1. Subject to the provisions below, Guarantor has guaranteed, and by this instrument does hereby guarantee the prompt payment of all basic or minimum rent, and any percentage or other kind of additional rent such as that which might cover taxes, insurance or common area costs, if any, imposed upon Tenant under the terms of the Lease, as fully and to the same extent as if Guarantor has executed the Lease as the "Tenant" or "Lessee" thereunder; provided, however, notwithstanding any provision herein to the contrary, in no event shall Guarantor be liable for more than $________________ (such amount being hereinafter referred to as the "Guaranty Maximum").

     2. (a) Landlord hereby agrees to give Guarantor notice of any default by Tenant under the Lease and agrees that Guarantor may cure any such default within the time period permitted under the Lease for Tenant to cure any such default. If, while this Guaranty is in effect, Landlord desires to terminate the Lease or Tenant's right to possession of the leased premises (and has the right under the Lease to do so), Landlord agrees to give Guarantor notice thereof, and Guarantor shall have the right (but not the obligation), to be exercised within ten (10) days after such notice from Landlord, to cure any default and take possession of the leased premises without becoming the "tenant" under the Lease. Guarantor agrees to give Landlord notice prior to taking possession and agrees to notify Landlord when it no longer intends to exercise its right of possession.

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     (b)  Notwithstanding any provision herein to the contrary, in the event that Tenant is in default under the Lease and in the event that Guarantor has requested that Landlord take steps to evict or otherwise remove Tenant from the leased premises, any obligation of Guarantor to make payments to Landlord pursuant to this Guaranty are expressly conditioned upon and are subject to Landlord diligently pursuing all reasonable measures to deliver the leased premises to Guarantor (or to such other licensed franchisee of Guarantor's as Guarantor may designate), such measures to include, but not to be limited to, as appropriate, the institution and prosecution of proceedings to evict or otherwise remove Tenant. In addition to the Guaranty Maximum, Guarantor will reimburse Landlord within ten (10) business days of receipt of each invoice (such invoices not to be more frequently than one (1) invoice each thirty
(30) days), accompanied by reasonable and appropriate supporting documentation, for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection therewith, including, but not limited to, court costs, costs of service of process and attorney's fees.

     (c) Such possession shall be subject to the terms and conditions of the Lease and shall be for the period of time Guarantor elects to maintain possession of the leased premises (Guarantor agreeing to notify Landlord should it no longer desire to maintain possession, as set forth above); provided, however, Guarantor shall have no obligation to operate the leased premises and failure of the leased premises to be open for business during this period shall not be a default under the Lease, notwithstanding any prohibition against "going dark" in the Lease to the contrary (it being understood that Guarantor's "taking possession" of the leased premises, for the purposes of this paragraph, shall mean only that Guarantor has the right to take physical possession of the leased premises, but not the obligation). Failure of Guarantor to give Landlord notice of its exercise of such right of possession within ten (10) days after such notice from Landlord shall constitute an election by Guarantor not to take possession of the leased premises and Landlord may thereupon terminate the Lease or Tenant's right to possession as set forth in the Lease. Should Guarantor elect to take possession of the leased premises, then all reasonable costs incurred by Guarantor in complying with the terms of the Lease during the period when Guarantor is in possession of the leased premises (including, without limitation, any rent (basic or additional), taxes, insurance premiums or common area costs, if any or repair or maintenance costs) shall be credited toward Guarantor's payment of the Guaranty Maximum.

     (d) Should Guarantor elect not to possess the leased premises after initially doing so (Guarantor agreeing to notify Landlord of such decision, as set forth above) and if no subtenant or assignee has executed a sublease or assignment of Lease, respectively, during the period of Guarantor's possession, then Landlord may thereupon terminate the Lease or Tenant's right to possession, as set forth in the Lease. During the period of Guarantor's possession, Guarantor may sublet the leased premises or assign the Lease subject to and in accordance with the terms and condition of the Lease. The provisions of this paragraph shall apply only in the event that Landlord desires to terminate the Lease or Tenant's right to possession of the leased premises as a result of default by Tenant and shall not limit Landlord's exercise of Landlord's other rights or remedies existing under the Lease. Except as expressly provided herein, nothing in this paragraph (including any sublease of the leased premises or assignment of the Lease) shall

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limit Landlord's rights or Guarantor's obligations under this Guaranty with respect to any default by Tenant under the Lease.

     (e) Notwithstanding any provision set forth in (a) - (d) above, Landlord and Guarantor agree as follows:

          (i) Any possession of leased premises by Guarantor shall be subject to all of the terms and conditions set forth in the Lease (provided, however, Guarantor shall not be deemed to have become the "tenant" under the Lease).

          (ii) Upon three (3) business days notice to Guarantor, Landlord may terminate the Lease (if allowed thereunder) at which time this Guaranty shall be void and of no further force and effect. During said three (3) business day period, Guarantor may, in its sole discretion, elect to assume the Lease and in such event termination shall not occur.

          (iii) Should Guarantor desire that another Schlotzsky's, Inc. franchisee accept an assignment of the Lease, then Guarantor agrees that the Guaranty Maximum will be reinstated to the full original amount (should any amounts have been paid thereunder).

     3. Guarantor further agrees that Landlord shall not be first required to enforce against Tenant, or any other person, any obligation for payment of rent guaranteed hereby before seeking enforcement thereof against Guarantor. Suit may be brought and maintained against Guarantor by Landlord to enforce any obligation for payment of rent guaranteed hereby (up to the Guaranty Maximum) without joinder of Tenant or any other person. The liability of Guarantor hereunder shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord or as may otherwise be agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Tenant, or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code, or any similar law or statute of the United States, or of any state thereof. Notwithstanding the above, in order for Guarantor to be bound by any changes to the Lease entered into or agreed upon between Landlord and Tenant (including, without limitation, any extension, amendment, assignment or sublease), Guarantor must first have given consent to the extension, amendment, assignment or modification.

     4. It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons or parties with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned Guarantor hereunder shall in no event be impaired, diminished or otherwise affected by reason of such other agreements. Moreover, in the event Landlord obtains additional guaranty agreements, Guarantor agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper and (iii) release one or more of the

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guarantors from liability.  Guarantor further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned Guarantor.

     5. It is expressly agreed and acknowledged that Guarantor has not and does not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which it may have against Tenant.

     6. If the party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the board of directors of such corporation has determined that this Guaranty may reasonably be expected to benefit the corporation.

     7. Guarantor agrees that if Landlord shall employ an attorney to present, enforce or defend Landlord's rights or remedies hereunder, Guarantor shall pay any reasonable attorneys' fees, related legal expenses and costs of court incurred by Landlord in connection herewith.

     8. This Guaranty shall be binding upon and shall inure to the benefit of Guarantor, Tenant and Landlord and their respective heirs, legal representatives, successors and assigns.

     9. This Guaranty shall terminate at such time as Guarantor has paid to Landlord the Guaranty Maximum or upon termination of the Lease, if earlier, at which time this Guaranty shall be void and of no further force and effect.

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     EXECUTED this _____ day of _____________, 1998, to be effective the same day as the effective date of the Lease.

ADDRESS OF GUARANTOR:                      GUARANTOR:

203 Colorado                               SCHLOTZSKY'S INC.
Austin, Texas  78701
                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

ADDRESS OF LANDLORD:                       LANDLORD:

------------------------------             By:
                                              --------------------------------
------------------------------             Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------



ADDRESS OF TENANT:                         TENANT:

------------------------------             By:
                                              --------------------------------
------------------------------             Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

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                               ACKNOWLEDGMENTS

STATE OF TEXAS    )
                  )
COUNTY OF TRAVIS  )

     This document was acknowledged before me on the _____ day of ______________________, 1998 by _____________________________,
_______________ of Schlotzsky's, Inc., a Texas corporation, on behalf of said corporation.


                                 -------------------------------------------
                                 Notary Public, State of Texas




STATE OF          )
                  )
COUNTY OF         )

     This document was acknowledged before me on the _____ day of ______________________, 1998 by _____________________________,
_______________ of corporation, on behalf of said corporation.


                                 -------------------------------------------
                                 Notary Public, State of




STATE OF          )
                  )
COUNTY OF         )

     This document was acknowledged before me on the _____ day of ______________________, 1998 by _____________________________,
_______________ of corporation, on behalf of said corporation.


                                 -------------------------------------------
                                 Notary Public, State of